SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549





                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                February 1, 1994
                Date of Report (Date of earliest event reported)




                         Mercantile Bancorporation Inc.
             (Exact name of Registrant as specified in its charter)





               Missouri              1-11792             43-0951744
            (State or other        (Commission          (IRS Employer
            jurisdiction of       File Number)       Identification No.)
            incorporation)


              P.O. Box 524, St. Louis, Missouri            63166-0524
         (Address of principal executive offices)          (Zip Code)



                                 (314) 425-2525
              (Registrant's telephone number, including area code)








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         ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

                   Effective February 1, 1994, United Postal Bancorp, Inc. ("UPBI"), a Delaware corporation and a unitary savings and loan holding company subject to regulation by the Office of Thrift Supervision under the Home Owners' Loan Act of 1933, as amended, was merged (the "Merger") with and into a wholly owned subsidiary of the Registrant ("Merger Corporation"), pursuant to an Agreement and Plan of Reorganization dated August 17, 1993, between the Registrant and UPBI (the "Agreement").

                   Pursuant to the terms of the Agreement, effective upon the Merger, each outstanding share of UPBI's common stock, par value $.01 per share ("UPBI Common Stock"), was converted into the right to receive 0.6154 of a share of the Registrant's common stock, par value $5.00 per share ("Mercantile Common Stock"), with cash in lieu of fractional shares.

                   The Registrant's Registration Statement on Form S-4 (Registration No. 33-50981), which was declared effective by the Securities and Exchange Commission (the "Commission") on November 12, 1993 (the "Registration Statement"), sets forth certain information regarding the Merger, the Registrant and UPBI, including without limitation the date and manner of the Merger, a description of the assets involved, the nature and amount of consideration paid by the Registrant therefor, the method used for determining the amount of such consideration, the nature of any material relationships between UPBI and the Registrant, any officer or director of the Registrant, or any associate of any such officer or director, the nature of UPBI's business and the Registrant's intended use of the assets ac-quired in the Merger.

         ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

              (a) UPBI's consolidated financial statements and related notes contained in UPBI's 1992 Annual Report on Form 10-K for the fiscal year ended December 31, 1992 and the Independent Auditors' Report relating to such financial statements contained therein, and UPBI's consolidated financial statements and related notes appearing in its Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1993 are hereby incorporated herein by reference.

                   (b) The Registrant has filed all required pro forma financial information required by Item 2 hereof with the Com-mission as part of the Registration Statement.





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                   (c)  Exhibits.

                         2.1 Agreement (incorporated by reference from Appendix A to the Registration Statement on Form S-4 (Registration No. 33-50981)).

                        24.1  Consent of KPMG Peat Marwick.

                        28.1 UPBI's consolidated financial statements and related notes for the fiscal year ended December 31, 1993 and the Indepen-dent Auditors' Report relating thereto and its unaudited financial statements and related notes for the quarters ended March 31, June 30, and September 30, 1993 (in-corporated by reference to UPBI's Annual Reports on Form 10-K for the year ended December 31, 1992 and Quarterly Reports on Forms 10-Q for the quarters ended March 31, June 30, and September 30, 1993).

                        28.2 Pro forma financial information (incorpo-rated by reference to the Registration Statement on Form S-4 (Registration No. 33-50981)).



























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                                   SIGNATURES

                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MERCANTILE BANCORPORATION INC.


         Dated February 11, 1994       By  /s/ Jon W. Bilstom









































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                                  EXHIBIT INDEX


           2.1 Agreement (incorporated by reference from Appendix A to the Registration Statement on Form S-4 (Registra-tion No. 33-50981)).

          24.1 Consent of KPMG Peat Marwick.

          28.1 UPBI's consolidated financial statements and related notes for the fiscal year ended December 31, 1993 and the Independent Auditors' Report relating thereto and its unaudited financial statements and related notes for the quarters ended March 31, June 30, and September 30, 1993 (incorporated by reference to UPBI's Annual Reports on Form 10-K for the year ended December 31, 1992 and Quarterly Reports on Forms 10-Q for the quarters ended March 31, June 30, and September 30, 1993).

          28.2 Pro forma financial information (incorporated by ref-erence to the Registration Statement on Form S-4 (Registration No. 33-50981)).





























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